UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Event): April 15, 2013

FactorShares 2X: S&P500 Bull/TBond Bear
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	80-0561294 (IRS Employer ID Number)
c/o Factor Capital Management, LLC 25 DeForest Avenue, Suite 203 Summit, New Jersey (Address of Principal Executive Offices)	07901 (Zip Code)
001-35087 (Commission File Number)
(908) 897-0518 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This current report on Form 8-K relates to the Audited Financial Statements of Factor Capital Management, LLC (the “Managing Owner”) for the year ended December 31, 2012. The Managing Owner is the managing owner of FactorShares 2X: S&P500 Bull/TBond Bear. The Managing Owner Audited Financial Statements for the year ended December 31, 2012 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Audited Financial Statements of Factor Capital Management, LLC for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FactorShares 2X: S&P500 Bull/TBond Bear

By:	Factor Capital Management, LLC, its Managing Owner

/s/ Samuel Masucci, III Name: Samuel Masucci, III Title: Chairman, CEO and COO

Date: April 15, 2013